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               FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT


     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT is entered into as of May 19, 1999 ("Fourth Amendment") by and among Bruce Barbera and William Osenton ("Sellers") and Prism Mortgage Company ("Purchaser").


                             W I T N E S S E T H:

     WHEREAS, on July 23, 1998, Purchaser entered into that certain Purchase and Sale Agreement dated as of July 23, 1998 (the "Original Purchase Agreement") with Bruce Barbera and William Osenton (together, the "Sellers"), pursuant to which Purchaser has agreed to purchase all of the shares of Pacific Guarantee Mortgage Corporation ("PGM");

     WHEREAS, upon consummation of the transactions contemplated by the Original Purchase Agreement, Purchaser was the sole shareholder of PGM;

     WHEREAS, on April 25, 1999, Sellers and Purchaser entered into that certain First Amendment (the "First Amendment") to the Original Purchase Agreement;

     WHEREAS, on April 27, 1999, Sellers and Purchaser entered into that certain Second Amendment (the "Second Amendment") to the Original Purchase Agreement (as amended by such First Amendment and such Second Amendment, the Original Purchase Agreement called the "Purchase Agreement");

     WHEREAS, on May 11, 1999, Sellers and Purchaser entered into that certain Third Amendment (the "Third Amendment") to the Original Purchase Agreement (as amended by such First Amendment and such Second Amendment, the Original Purchase Agreement called the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement the Sellers each received "Additional Consideration" as defined therein;

     WHEREAS, Sellers and Purchaser wish to clarify and restate the Additional Consideration to be received by Sellers.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Purchase Agreement.

     SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended as set forth below.

     2.1 Section 10.5 shall be deleted in its entirety and the following inserted in lieu thereof:

          "Purchaser agrees to pay taxes or make distributions to pay taxes in the amount of $647,987 arising from Seller's ownership of the shares of PGM from January 1, 1998 through August 31, 1998. Seller acknowledges receipt of payments or distributions from Purchaser to reimburse them for income taxes related to income generated by Seller from January 1, 1998 through August 31,

          1998 in the amount of $1,188,314.

     2.2 Section 3.2(i), as amended by the Third Amendment, shall be revised as follows:

          The number "$6,196,737" in the first paragraph of Section 3.2(i) shall be deleted and replaced with the number "$5,656,410".

     SECTION 3. ADDITIONAL TAXES. Notwithstanding Seller's representations and warranties relating to taxes pursuant to Section 4.12 of the Original Purchase Agreement, Purchaser agrees to pay the additional incremental income taxes resulting from changes to the taxable income of PGM required to be reported by Sellers for the period January 1, 1998 through August 31, 1998, to the extent such adjustments are not related to pre-acquisition transactions initiated by the Sellers.

     SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect and, as so amended, is hereby acknowledged, confirmed and ratified in all respects.

     SECTION 5. CONSTRUCTION AND INTERPRETATION OF THIS FOURTH AMENDMENT. The terms and provisions of this Amendment shall be governed by the provisions, including without limitation the construction, arbitration and choice of law provisions, set forth in Section 12 of the Purchase Agreement, which terms are expressly incorporated herein by this reference thereto.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

PURCHASER:                             SELLERS:
----------                             --------

PRISM MORTGAGE COMPANY,
an Illinois corporation                ________________________
                                       William Osenton


By:____________________________
      Its:_____________________        ________________________
                                       Bruce Barbera


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                           CONSENT OF SPOUSE

     I am the spouse of the Seller, Bruce Barbera, and hereby join in the execution of this Fourth Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this Fourth Amendment and that I desire to bind to the performance of this Fourth Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this Fourth Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this Fourth Amendment and this Consent reviewed by a counsel of my own choosing.



                                       -------------------------------
---------------------------------      Bettye Becker Barbera

                              CONSENT OF SPOUSE

     I am the spouse of the Seller, William Osenton, and hereby join in the execution of this Fourth Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this Fourth Amendment and that I desire to bind to the performance of this Fourth Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this Fourth Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this Fourth Amendment and this Consent reviewed by a counsel of my own choosing.



                                       -------------------------------
---------------------------------      Francine M. Osenton